UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 21, 2020

VITASPRING BIOMEDICAL CO. LTD.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-216465	37-1836726
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Spectrum Center Dr. #1620 Irvine, CA 92618
(Address of Principal Executive Offices) (Zip Code)

 (Registrant's telephone number, including area code)

Shemn Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

On March 30, 2020, Shemn Corp. (the "Company") filed a Certificate of Amendment to its Articles of Incorporation (the "Articles of Amendment") with the Secretary of State of the State of Nevada effecting a name change of the Company to VitaSpring Biomedical Co. Ltd. (the "Corporate Action").  The Corporate Action and the Amended Articles became effective on April 21, 2020, following compliance with notification requirements of the Financial Industry Regulatory Authority.

A copy of the Articles of Amendment is attached hereto as Exhibit 3.1 and incorporated by reference herein.  The new CUSIP number for the Company's common stock is 92851B 102.

Item 5.07 Submission of Matters to a Vote of Security Holders

The disclosures set forth in Item 5.03 above are incorporated by reference into this Item 5.07.

On February 17, 2020 (the "Record Date"), the Company obtained written consent by the holder of the majority of the voting power of the Company's capital stock approving the Corporate Action.

Item 8.01   Other Events.

On April 21, 2020, the Financial Industry Regulatory Authority (FINRA) approved the Corporate Action.   The Company's stock is quoted on the OTCQB under the ticker symbol SHNC, but beginning April 21, 2020, the Company's common stock will begin trading under the symbol VSBC.

Item 7.01    Regulation FD Disclosure.

The information contained in this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or be otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

The following documents are filed herewith:

Exhibit No.                   Description

Exhibit 3.1                   Certificate of Amendment of Certificate of Incorporation

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                           VITASPRING BIOMEDICAL CO. LTD.

April 27, 2020                                                 By: /s/ Chu Pao-Chi

                                                                                                                          Chu Pao-Chi

                                                                                                                          Chief Executive Officer